UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

(Investment Company Act File Number)	811-5514

MTB Group of Funds

(Exact Name of Registrant as Specified in Charter)

MTB Investment Advisors, Inc. 100 East Pratt St., 15th Floor Baltimore, MD 21202
(Address of Principal Executive Offices)	(Zip code)

Thomas R. Rus

MTB Investment Advisors, Inc.

100 East Pratt St., 15th Floor

Baltimore, MD 21202

(Name and Address of Agent for Service) (Notices should be sent to the Agent for Service)

Registrant’s Telephone Number: 410.986.5600

Date of Fiscal Year End: 12/31/07

Date of Reporting Period: Fiscal year ended 12/31/07

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT(S) TO STOCKHOLDERS.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Managed by MTB Investment Advisors, Inc. — www.mtbia.com

ANNUAL REPORT: December 31, 2007

MTB Funds Large Cap Growth Fund II Large Cap Value Fund II Managed Allocation Fund – Conservative Growth II Managed Allocation Fund – Moderate Growth II Managed Allocation Fund – Aggressive Growth II

CONTENTS

Management Discussion of Fund Performance	1

Shareholder Expense Example	7

Portfolios of Investments	8

Statements of Assets and Liabilities	17

Statements of Operations	18

Statements of Changes in Net Assets	20

Financial Highlights	22

Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	30

Board of Trustees and Trust Officers	31

Board Review of Advisory Contracts	34

MANAGEMENT DISCUSSION ON FUND PERFORMANCE	1

MTB LARGE CAP GROWTH FUND II

The Managed Allocation Fund—Large Cap Growth II had a solid year as the Fund appreciated 9.16% and was inline with the S&P 500/Citigroup Growth Index return of 9.13%.1 We were happy with the Funds performance, but regret not foreseeing the fourth quarter slowdown, and relinquishment of our 300 basis point third quarter lead. The year will be remembered for its economic cross currents and the return of market volatility.

The year was comprised of two distinct periods. The first nine months of 2007 the markets continued with their theme of global growth accompanied by solid GDP growth and double-digit earnings growth. The tide began to turn in the third quarter as the markets got their first whiff of a pending credit crunch. The housing market had been weakening for over a year, and the relaxed mortgage standards finally began to impact the credit issuers. Mortgage companies were the first to be impacted, however the Banks and the Mono-line Insurance companies quickly followed in their downward spiral. The Federal Reserve lowered rates in September and the markets responded positively. The Federal Reserve decided with an air of caution at their mid October meeting to leave rates unchanged. This move impacted the markets and most share prices retreated through year-end as the credit crunch deteriorated. Huge intraday swings became commonplace as market volatility returned to an uneasy market. Our 330 basis point lead versus the benchmark began to unravel as the financial sector faltered, and as whispers that the credit crunch would lead to a U.S. recession. Investors who were firmly behind the global growth theme slowly reduced their positions in an effort to preserve performance. We tried to re-position the portfolio to limit our exposure, but found it difficult given the volatility of the market.

The best performing stock positions in 2007 were certainly an eclectic group. Intuitive Surgical, a surgical device company appreciated over 200% during the year. Foster Wheeler, a global engineering and construction company also delivered 150% appreciation, and Cytyc, a medical related company, which was purchased by Hologic at over 100% above our cost basis. Ambac led the stock positions, that detracted from our overall performance as this mono-line insurer fell over 50%, and investors grew concerned over the viability of the company. The next two largest detractors to the Fund’s performance were two retail companies, JC Penney and Macys. These retailers each fell over 35% as recession fears coupled with a weak holiday season impacted their results.

After a superb start in 2007 we were disappointed with the absolute outcome, but given the market turmoil and volatility experienced in the second half of the year, a 9% return is satisfying.

Growth of a $10,000 Investment in MTB Large Cap Growth Fund II

The graph below illustrates the hypothetical investment of $10,0002 in the MTB Large Cap Growth Fund II (the “Fund”) from May 31, 2002 (start of performance) to December 31, 2007, compared to the Standard and Poor’s 500/Citigroup Growth Index (S&P 500/CG)3,4 and the Lipper Large Cap Growth Funds Average (LLCGFA).3,4

Average Annual Total Return for the Period Ended December 31, 2007

One Year	9.16%
Start of Performance (5/31/2002)	4.31%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

[1]

The S&P 500/CG Index is an unmanaged capitalization-weighted index of stocks in the Standard & Poor’s 500 Index having the highest price-to-book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. Investments cannot be made in an index.

[2]

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/CG and the LLCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

[3]

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500/CG Index is an unmanaged market capitalization-weighted index of the stocks in the S&P 500 Index having the highest price to book ratios. Lipper figures represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into respective categories indicated. They do not reflect sales charges. Investments cannot be made in an index or an average.

[4]

The S&P 500/CG and the LLCGFA are not adjusted to reflect taxes, sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2007

2	MANAGEMENT DISCUSSION ON FUND PERFORMANCE

MTB LARGE CAP VALUE FUND II

Following a difficult third quarter, the U.S. stock market continued to decline through the end of the year. The credit markets tightened again in November, following what had been a modest recovery from the difficult conditions that prevailed last August. Given year-end funding requirements and heightened risk aversion, many financial institutions have become reluctant to lend, thus constraining liquidity in the financial markets. In response, the U.S. Federal Reserve (“Fed”) lowered both the Fed funds target rate and the discount rate by 25 basis points at its December meeting. This was a disappointment to the equity market and the Dow Jones Industrial Average plunged nearly 300 points following the announcement. The issues in the credit markets, combined with the outlook for a slowing consumer economy, have raised the risk of little or no growth in U.S. corporate earnings in 2008. Additionally, recent inflation reports have not been favorable, further raising investor concern about the equity market’s prospects. While the equity markets are likely to face continuing challenges as the New Year begins, the prospect of further interest rate reductions may help to stabilize the investment environment.

For the 12 month reporting period, the Fund generated a positive return which was slightly ahead of the S&P/Citigroup 500 Value index1. The Fund’s top performing sector remained energy, which benefited from rising crude oil prices. Other noteworthy contributors included the Fund’s investments in: Metals and mining, defense, and, tobacco.

The recurring liquidity problems in the credit markets, combined with further asset write-downs and credit quality problems, led to significant underperformance of finance stocks. Finance sector stocks, particularly anything mortgage or housing related, experienced extraordinary dislocation and devastation over the past six months. We certainly are not pleased by our results in the finance sector; fortunately, our investments in other areas such as energy, metals, and industrials did help overall performance.

The performance of financial stocks continues to reflect an unprecedented level of uncertainty in the capital markets that has been exacerbated by rising credit losses and concerns that recent write-downs by banks will be insufficient. The need to preserve or raise additional capital has forced firms to reduce their dividend payouts, monetize assets, and/or seek significant cash infusions from investors—often from foreign sovereign investment funds. Recent market examples include Citigroup, Merrill Lynch, Morgan Stanley, and UBS. While these investment transactions have diluted existing shareholders, they should provide a basis for recovery in the sector as the current credit crises becomes more fully digested by the equity markets. Although we continue to see compelling opportunities in the financial sector, our current exposure is below the benchmark due to our concern that the mortgage/housing weakness may “spread” to other areas within these financial institutions’ business.

Certain investments in telecommunications and healthcare also adversely affected performance. Sprint Nextel Corp. continues to have numerous operational challenges, but we believe the stock is trading at a discount to the estimated value of its individual businesses. Comcast Corporation’s stock price declined due to a secular slowdown in the growth of broadband, increased competitive pressures, and concerns about rising capital expenditures. We continue to view Comcast favorably given its low valuation. Amgen Inc. declined after the company published results from a study that re-opened discussions as to whether or not their Aranesp anemia drug promotes tumor growth for certain types of cancer. While the prospect of an advisory panel has hampered the near-term performance of the stock, we continue to believe there is significant long-term value in Amgen’s franchise.

The Fund’s investments in energy were positive contributors to performance as rising crude prices, along with increasing worldwide demand, continue to support strong industry fundamentals and higher valuations. Crude oil prices have shown remarkable strength this year as emerging market economies are consuming more oil and OPEC member countries are managing volumes to maximize revenues. Hess Corp. was a particular highlight. Investors recognized that the company’s vastly improved exploration program has the potential to significantly add to future organic growth, most notably is their stake in Brazil’s deepwater Santos Basin. Our other energy investments include Apache Corp., ConocoPhillips, and Noble Energy Inc.

Loews Corp. posted a gain as the company announced that it will spin-off its Lorillard Tobacco business to shareholders in a tax-free transaction in 2008. Shares of Viacom Inc. appreciated as the company reported better-than-expected earnings driven by stronger cable advertising revenue and the success of its alien robots movie “Transformers.” The company increased its share buyback program during the period, repurchasing 3% of the shares outstanding. Lastly, strong fundamentals contributed to share price gains in U.S. Steel Corp and Barrick Gold Corp.

December 31, 2007  /  MTB Group of Funds — ANNUAL REPORT

MANAGEMENT DISCUSSION ON FUND PERFORMANCE	3

Growth of a $10,000 Investment in MTB Large Cap Value Fund II

The graph below illustrates the hypothetical investment of $10,0002 in the MTB Large Cap Value Fund II (the “Fund”) from May 31, 2002 (start of performance) to December 31, 2007, compared to the Standard and Poor’s 500/Citigroup Value Index (S&P 500/CV)3,4 and Lipper Large Cap Value Funds Average (LLCVFA).3,4

Average Annual Total Return for the Period Ended December 31, 2007

One Year	1.48%
Start of Performance (5/31/2002)	7.35%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

[1]	The S&P 500/CV Index is an unmanaged market capitalization-weighted index of the stocks in the S&P 500 Index having the lowest price-to-book ratios. Investments cannot be made in an index.

[2]

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/CV and the LLCVFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

[3]

The S&P 500/CV Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500/CV Index is an unmanaged market capitalization-weighted index of the stocks in the S&P 500 Index having the lowest price to book ratios. Lipper figures represent the average total returns reported by all mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. The index consists of approximately half of the S&P 500 on a market capitalization basis. Investments cannot be made in an index or an average.

[4]

The S&P 500/CV and the LLCVFA are not adjusted to reflect taxes, sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged, and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2007

4	MANAGEMENT DISCUSSION ON FUND PERFORMANCE

MTB MANAGED ALLOCATION FUND – CONSERVATIVE GROWTH II

The Managed Allocation Fund—Conservative Growth II ended 2007 with a fourth quarter return of –0.39%, an underperformance of the Lehman Brothers Aggregate Bond Index (“LBAB”)1, which ended the year with a positive fourth quarter return. The full year return of 5.46% was closer to its benchmark, but still represented underperformance in 2007. The main reasons for this underperformance both in the fourth quarter and the full year centered around the year-end fade in equity market performance and the year end rally in fixed income. Because this fund has an equity component of over 40%, the downdrafts that hit the market in the fourth quarter weighed down the Fund’s performance for the period relative to the relevant index which consists entirely of fixed income securities. The underperformance was mitigated somewhat by allocation moves within the Fund in May 2007 and then again in early December 2007. In these moves, the Fund saw its domestic large cap blend and value weights reduced in favor of a significant increase in international equities and large cap growth equities. Our call that growth style equity investments would begin to out-perform value style investments came to fruition in 2007 as investors gravitated to stocks with proven market share, growing top and bottom lines and a significant amount of foreign sourced profits, all hallmarks of the domestic large cap growth category.

Changes to the Fund’s allocation on the fixed income side of the mix took place in November of 2007. As the bond market rallied and yields dipped beneath the 4.30% mark on the 10-year Treasury, the Fund saw its allocation to the intermediate fixed income space decreased and its allocation to cash increased. This move was designed to capture profits in the intermediate term fixed income space and husband those proceeds in cash until opportunities to redeploy those assets develop. Though successful in its purpose, this fourth quarter duration-shortening, profit-capturing move on the fixed side of the Fund was not enough to offset the downward pull from the equity side of the portfolio.

Growth of a $10,000 Investment in MTB Managed Allocation Fund – Conservative Growth II

The graph below illustrates the hypothetical investment of $10,0002 in the MTB Managed Allocation Fund – Conservative Growth II (the “Fund”) from May 3, 2005 (start of performance) to December 31, 2007, compared to the Lehman Brothers Aggregate Bond Index (LBAB)3,4 and the Standard and Poor’s 500 Index (S&P 500).3,4

Average Annual Total Return for the Period Ended December 31, 2007

One Year	5.46%
Start of Performance (5/3/2005)	5.89%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable Insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

1	The LBAB is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index and the Asset-Backed Index. Investments cannot be made in an index.

[2]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBAB and S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

[3]

The LBAB is an unmanaged index composed of securities from Lehman Brothers Govern- ment/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

[4]

The LBAB and S&P 500 are not adjusted to reflect taxes, sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

December 31, 2007  /  MTB Group of Funds — ANNUAL REPORT

MANAGEMENT DISCUSSION ON FUND PERFORMANCE	5

MTB MANAGED ALLOCATION FUND – MODERATE GROWTH II

The Managed Allocation Fund—Moderate Growth II finished 2007 with a fourth quarter return of –1.52% and a twelve-month total return of 6.89%, better, in both cases, than it’s relevant benchmark which were –3.33% and 5.49%, respectively. The Fund, while containing over one-third of its holdings in fixed income, actually out-performed the Fund’s benchmark, which consists entirely of equity securities (S&P 500 Index)1 return for the calendar year which was 5.49%. This type of performance captures the intent of the Fund namely, returns that preserve the growth potential of the equity markets, but with a healthy dose of fixed income to better weather the downturns and volatility that appear in the markets from time to time.

This out-performance owes principally to several allocation moves within the Fund during 2007 and one move in late 2006 that positioned the Fund well for the coming year. In October of 2006 the fund increased its holdings in the large cap growth space. This trade from large blend to large growth was augmented in May of 2007 with a decrease in exposure to the domestic large cap blend asset class. Finally, in early December of 2007, the Fund saw its large cap growth allocation increase yet again as the growth style continued to outperform value in most equity categories. Our call that growth style equity investments would begin to out-perform value style investments came to fruition in 2007 as investors gravitated to stocks with proven market share, growing top and bottom lines and a significant amount of foreign sourced profits, all hallmarks of the domestic large cap growth category. The biggest contributor to the Fund’s out-performance within the equity portion last year, however, was the significant increase to the large cap international asset class in October of 2006 and then again in May of 2007. International stocks returned approximately double the return of the U.S. stock market in 2007 and the Fund’s increased holdings in this asset space helped propel the Fund’s returns northward throughout 2007.

Additional excess return was generated on the fixed income side of the mix in November of 2007. As the bond market rallied and yields dipped beneath the 4.30% mark on the 10-year Treasury, the Fund saw its allocation to the intermediate fixed income space decreased and its allocation to cash increased. This move was designed to capture profits in the intermediate term fixed space and husband those proceeds in cash until opportunities to redeploy those assets develop.

Growth of a $10,000 Investment in MTB Managed Allocation Fund –Moderate Growth II

The graph below illustrates the hypothetical investment of $10,0002 in the MTB Managed Allocation Fund – Moderate Growth II (the “Fund”) from June 17, 2002 (start of performance) to December 31, 2007, compared to the Standard and Poor’s 500 Index (S&P 500)3,4 and the Lehman Brothers Aggregate Bond Index (LBAB).3,4

Average Annual Total Return for the Period Ended December 31, 2007

One Year	6.89%
Start of Performance (6/17/2002)	6.56%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

[1]

The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

[2]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

[3]

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The LBAB is an unmanaged index composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Investments cannot be made in an index.

[4]

The S&P 500 and LBAB are not adjusted to reflect taxes, sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2007

6	MANAGEMENT DISCUSSION ON FUND PERFORMANCE

MTB MANAGED ALLOCATION FUND – AGGRESSIVE GROWTH II

The Managed Allocation Fund—Aggressive Growth II finished 2007 with a disappointing fourth quarter return of –2.85%. Despite the year end challenges in the equity markets, the Fund was still able to post a return for the full year of 7.98%, besting its relevant benchmark’s (the S&P 500)1 2007 annual total return of 5.49%. This out-performance owes principally to the fund’s exposure to asset classes other than large cap blend stocks and to allocation changes within the fund during 2007.

The biggest contributor to the Fund’s out-performance in 2007 was its heavy and increasing exposure to international equities. For the year, this asset class posted returns that were virtually double that of the S&P 500. This excess return was enhanced by two allocation changes within the Managed Allocation Aggressive Growth Fund II—VA during the year. The first move in May 2007 reduced the fund’s exposure to the domestic large cap blend area and increased both the domestic large cap growth and international large cap stock allocations. This increase in international equities came on the heels of a significant increase in this asset class toward the end of 2006 that positioned the Fund well for all for 2007. Our call that growth style equity investments would begin to out-perform value style investments came to fruition in 2007 as investors gravitated to stocks with proven market share, growing top and bottom lines and a significant amount of foreign sourced profits, all hallmarks of the domestic large cap growth category that the Fund took an overweight position in early in the year and then increased again in early December 2007.

Growth of a $10,000 Investment in MTB Managed Allocation Fund –Aggressive Growth II

The graph below illustrates the hypothetical investment of $10,0002 in the MTB Managed Allocation Fund – Aggressive Growth II (the “Fund”) from May 3, 2005 (start of performance) to December 31, 2007, compared to the Standard and Poor’s 500 Index (S&P 500)3,4 and the Lehman Brothers Aggregate Bond Index (LBAB).3,4

Average Annual Total Return for the Period Ended December 31, 2007

One Year	7.98%
Start of Performance (5/3/2005)	11.66%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

[1]

The S&P 500 is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

[2]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

[3]

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The LBAB is an unmanaged index composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Investments cannot be made in an index.

[4]

The S&P 500 and LBAB are not adjusted to reflect taxes, sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

December 31, 2007  /  MTB Group of Funds — ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE	7

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which is not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/07	Expenses Paid During Period[1]
LARGE CAP GROWTH FUND II
Actual	$1,000	$1,007.80	$5.06
Hypothetical (assuming a 5% return before expense)	$1,000	$1,020.16	$5.09

LARGE CAP VALUE FUND II
Actual	$1,000	$938.90	$4.89
Hypothetical (assuming a 5% return before expense)	$1,000	$1,020.16	$5.09

MANAGED ALLOCATION FUND – CONSERVATIVE GROWTH II
Actual	$1,000	$1,017.00	$3.76
Hypothetical (assuming a 5% return before expense)	$1,000	$1,021.48	$3.77

MANAGED ALLOCATION FUND – MODERATE GROWTH II
Actual	$1,000	$1,005.70	$3.74
Hypothetical (assuming a 5% return before expense)	$1,000	$1,021.48	$3.77

MANAGED ALLOCATION FUND – AGGRESSIVE GROWTH II
Actual	$1,000	$992.80	$3.72
Hypothetical (assuming a 5% return before expense)	$1,000	$1,021.48	$3.77

[1]

Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

LARGE CAP GROWTH FUND II	1.00%

LARGE CAP VALUE FUND II	1.00%

MANAGED ALLOCATION FUND – CONSERVATIVE GROWTH II	0.74%

MANAGED ALLOCATION FUND – MODERATE GROWTH II	0.74%

MANAGED ALLOCATION FUND – AGGRESSIVE GROWTH II	0.74%

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2007

8	PORTFOLIOS OF INVESTMENTS

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Large Cap Growth Fund II

At December 31, 2007, The Fund’s Sector Composition1 was as follows:

SECTOR	Percentage of Total Net Assets
Oil, Gas & Consumable Fuels	17.3%
Computers & Peripherals	8.4%
Software	7.6%
Health Care Equipment & Supplies	7.5%
Multiline Retail	7.1%
Communications Equipment	6.2%
Internet Software & Services	5.9%
Pharmaceuticals	3.0%
Beverages	2.9%
Diversified Financial Services .	2.9%
Insurance	2.9%
Machinery	2.8%
Household Products	2.7%
Health Care Providers & Services	2.6%
Construction & Engineering	2.1%
Food Products	2.0%
Industrial Conglomerates	1.6%
Biotechnology	1.4%
Aerospace & Defense	1.3%
Financial	1.3%
Semiconductors & Semiconductor Equipment	1.3%
Metals & Mining	1.2%
Textiles, Apparel & Luxury Goods	1.2%
Independent Power Producers & Energy	1.1%
Coal	1.0%
Transport-Air Freight	0.8%
Media	0.5%
Thrifts & Mortgage Finance	0.5%
Tobacco	0.5%
Cash Equivalent[2]	0.5%
Other Assets & Liabilities – Net[3]	1.9%
TOTAL	100%

[1]

Except for Cash Equivalents, and Other Assets and Liabilities, sector classifications are based upon and individual portfolio securities are assigned to, the classifications of the Global Industry Classifications Standard (GICS) except that the advisor assigns a classification to securities not classified by the GICS and to securities for which the advisor does not have access to the classification made by the GICS.

[2]	Cash Equivalents include investments in money market mutual funds.

[3]	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

December 31, 2007  /  MTB Group of Funds — ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	9

PORTFOLIO OF INVESTMENTS

MTB Large Cap Growth Fund II

Description	Shares	Market Value

COMMON STOCKS – 97.6%

AEROSPACE & DEFENSE – 1.3%
Boeing Co.	300	$26,238
United Technologies Corp.	700	53,578

TOTAL AEROSPACE & DEFENSE		$79,816

BEVERAGES – 2.9%
Coca-Cola Co.	1,100	67,507
PepsiCo, Inc.	1,400	106,260

TOTAL BEVERAGES		$173,767

BIOTECHNOLOGY – 1.4%
[1]Amgen, Inc.	900	41,796
[1]Genentech, Inc.	600	40,242

TOTAL BIOTECHNOLOGY		$82,038

COAL – 1%
Peabody Energy Corp.	900	55,476

COMMUNICATIONS EQUIPMENT – 6.2%
[1]Cisco Systems, Inc.	7,400	200,318
Corning, Inc.	1,600	38,384
Harris Corp.	500	31,340
Motorola, Inc.	2,700	43,308
Qualcomm, Inc.	1,500	59,025

TOTAL COMMUNICATIONS EQUIPMENT		$372,375

COMPUTERS & PERIPHERALS – 8.4%
[1]Apple, Inc.	750	148,560
[1]Arrow Electronics, Inc.	1,500	58,920
[1]Dell, Inc.	2,100	51,471
EMC Corp. Mass	4,700	87,091
Hewlett-Packard Co.	1,150	58,052
International Business Machines Corp.	900	97,290

TOTAL COMPUTERS & PERIPHERALS		$501,384

CONSTRUCTION & ENGINEERING – 2.1%
[1]Foster Wheeler Ltd.	200	31,004
ITT Corp.	600	39,624
1McDermott International, Inc.	950	56,078

TOTAL CONSTRUCTION & ENGINEERING		$126,706

DIVERSIFIED FINANCIAL SERVICES – 2.9%
American Express Co.	900	46,818
CIT Group, Inc.	2,000	48,060
[1]InterContinentalExchange, Inc.	400	77,000

TOTAL DIVERSIFIED FINANCIAL SERVICES		$171,878

Description	Shares	Market Value

FINANCIAL – 1.3%
Goldman Sachs Group, Inc.	350	$75,268

FOOD PRODUCTS – 2.0%
Hershey Foods Co.	800	31,520
Kraft Foods, Inc.	1,800	58,734
McDonald’s Corp.	500	29,455

TOTAL FOOD PRODUCTS		$119,709

HEALTH CARE EQUIPMENT & SUPPLIES – 7.5%
[1]Hologic, Inc.	1,100	75,504
[1]Intuitive Surgical, Inc.	100	32,450
Johnson & Johnson	2,600	173,420
Medtronic, Inc.	1,000	50,270
[1]Zimmer Holdings, Inc.	1,800	119,070

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$450,714

HEALTH CARE PROVIDERS & SERVICES – 2.6%
[1]Psychiatric Solutions, Inc.	1,200	39,000
UnitedHealth Group, Inc.	2,000	116,400

TOTAL HEALTH CARE PROVIDERS & SERVICES		$155,400

HOUSEHOLD PRODUCTS – 2.7%
Colgate-Palmolive Co.	400	31,184
Procter & Gamble Co.	1,800	132,156

TOTAL HOUSEHOLD PRODUCTS		$163,340

INDEPENDENT POWER PRODUCERS & ENERGY – 1.1%
1AES Corp.	3,000	64,170

INDUSTRIAL CONGLOMERATES – 1.6%
3M Co.	400	33,728
General Electric Co.	1,600	59,312

TOTAL INDUSTRIAL CONGLOMERATES		$93,040

INSURANCE – 2.9%
AMBAC Financial Group, Inc.	1,900	48,963
American International Group, Inc.	1,000	58,300
Lincoln National Corp.	1,100	64,042

TOTAL INSURANCE		$171,305

INTERNET SOFTWARE & SERVICES – 5.9%
[1]eBay, Inc.	1,000	33,190
1F5 Network, Inc.	1,800	51,336
[1]Google Inc.	350	242,018
[1]Yahoo, Inc.	1,100	25,586

TOTAL INTERNET SOFTWARE & SERVICES		$352,130

(MTB Large Cap Growth II continued next page)

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2007

10	PORTFOLIOS OF INVESTMENTS

MTB Large Cap Growth II Fund (concluded)

Description	Shares	Market Value

MACHINERY – 2.8%
Caterpillar, Inc.	500	$36,280
Emerson Electric Co.	1,200	67,992
Joy Global, Inc.	1,000	65,820

TOTAL MACHINERY		$170,092

MEDIA – 0.5%
[1]Comcast Corp.	1,600	29,216

METALS & MINING – 1.2%
Companhia Vale Do Rio Doce	1,200	39,204
Freeport-McMoRan Cooper & Gold, Inc.	350	35,854

TOTAL METALS & MINING		$75,058

MULTILINE RETAIL – 7.1%
Abercrombie & Fitch Co.	350	27,990
CVS Corporation	1,500	59,625
Home Depot, Inc.	1,100	29,634
Lowe’s Cos., Inc.	2,400	54,288
Macy’s, Inc.	2,400	62,088
Nordstram Inc.	800	29,384
Target Corp.	900	45,000
Walgreen Co.	1,500	57,120
Wal-Mart Stores, Inc.	1,200	57,036

TOTAL MULTILINE RETAIL		$422,165

OIL, GAS & CONSUMABLE FUELS –17.3%
Chevron Corp.	750	69,997
ConocoPhillips	1,300	114,790
Devon Energy Corp.	800	71,128
Exxon Mobil Corp.	5,000	468,450
Marathon Oil Corp.	500	30,430
[1]Nabors Industries Ltd.	1,050	28,759
Schlumberger Ltd.	1,250	122,963
[1]Southwestern Energy Co.	1,100	61,292
[1]Weatherford International Ltd.	700	48,020
XTO Energy, Inc.	312	16,024

TOTAL OIL, GAS & CONSUMABLE FUELS		$1,031,853

PHARMACEUTICALS – 3.0%
Abbott Laboratories	500	$28,075
[1]Express Scripts, Inc., Class A	800	58,400
[1]Gilead Sciences, Inc.	900	41,409
Merck & Co. Inc.	500	29,055
Wyeth	600	26,514

TOTAL PHARMACEUTICALS		$183,453

Description	Shares	Market Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.3%
Intel Corp.	3,000	$79,980

SOFTWARE – 7.6%
[1]Cerner Corp.	1,100	62,040
[1]Citrix Systems, Inc.	1,600	60,816
Microsoft Corp.	7,400	263,440
[1]Oracle Corp.	3,000	67,740

TOTAL SOFTWARE		$454,036

TEXTILES, APPAREL & LUXURY GOODS – 1.2%
[1]Coach, Inc.	1,450	44,341
Nike, Inc.	450	28,908

TOTAL TEXTILES, APPAREL & LUXURY GOODS		$73,249

THRIFTS & MORTGAGE FINANCE – 0.5%
Federal Home Loan Mortgage	900	30,663

TOBACCO – 0.5%
Altria Group, Inc.	400	30,232

TRANSPORT-AIR FREIGHT – 0.8%
United Parcel Service, Inc.	700	49,504

TOTAL COMMON STOCKS (COST $5,047,684)		$5,838,017

MUTUAL FUND – 0.5%
[2,3]MTB Prime Money Market Fund, Corporate Shares 4.37%	29,901	$29,901

TOTAL INVESTMENTS – 98.1% (COST $5,077,585)		$5,867,918

OTHER ASSETS AND LIABILITIES – NET – 1.9%		$113,984

TOTAL NET ASSETS – 100.0%		$5,981,902

The categories of investments are shown as a percentage of total net assets at December 31, 2007.

(1)	Non-income producing security.
(2)	7-Day net yield.
(3)	Affiliated companies.

Cost of investments for Federal Tax Purposes is $5,120,900.

December 31, 2007  /  MTB Group of Funds — ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	11

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Large Cap Value Fund II

At December 31, 2007, The Fund’s Sector Composition1 was as follows:

SECTOR	Percentage of Total Net Assets
Insurance	12.5%
Oil, Gas & Consumable Fuels	11.6%
Media	8.0%
Software	7.4%
Commercials Banks	6.7%
Metals & Mining	5.0%
Thrifts & Mortgage Finance	4.6%
Communications Equipment	4.2%
Aerospace & Defense	4.1%
Machinery	3.3%
Diversified Telecommunication Services	3.2%
Tobacco	2.9%
Commercial Services & Supplies	2.5%
Road & Rail	2.3%
Biotechnology	2.1%
Household Products	2.1%
Pharmaceuticals	2.1%
Food Products	1.8%
Diversified Financial Services	1.7%
Health Care Providers & Services	1.1%
Paper & Forest Products	1.0%
Wireless Telecommunication Services	1.0%
Internet & Catalog Retail	0.9%
Electronic Equipment & Instruments	0.8%
Cash Equivalents[2]	7.1%
Other Assets and Liabilities – Net[3]	0.0%
TOTAL	100%

[1]

Except for Cash Equivalents, and Other Assets and Liabilities, sector classifications are based upon and individual portfolio securities are assigned to, the classifications of the Global Industry Classifications Standard (GICS) except that the advisor assigns a classification to securities not classified by the GICS and to securities for which the advisor does not have access to the classification made by the GICS.

[2]	Cash Equivalents include investments in money market mutual funds.

[3]	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2007

12	PORTFOLIOS OF INVESTMENTS

PORTFOLIO OF INVESTMENTS

MTB Large Cap Value Fund II

Description	Shares	Market Value

COMMON STOCKS – 92.9%

AEROSPACE & DEFENSE – 4.1%
Lockheed Martin Corp.	1,800	$189,468
Raytheon Co.	3,700	224,590

TOTAL AEROSPACE & DEFENSE		$414,058

BIOTECHNOLOGY – 2.1%
[1]Amgen, Inc.	4,600	213,624

COMMERCIAL BANKS – 6.7%
J.P. Morgan Chase & Co.	5,200	226,980
Wachovia Corp.	3,900	148,317
Wells Fargo & Co.	9,608	290,066

TOTAL COMMERCIAL BANKS		$665,363

COMMERCIAL SERVICES & SUPPLIES – 2.5%
Pitney Bowes, Inc.	6,500	247,260

COMMUNICATIONS EQUIPMENT – 4.2%
Motorola, Inc.	25,900	415,436

DIVERSIFIED FINANCIAL SERVICES – 1.7%
Citigroup, Inc.	5,735	168,838

DIVERSIFIED TELECOMMUNICATION SERVICES – 3.2%
AT&T, Inc.	4,900	203,644
Verizon Communications Inc.	2,740	119,711

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		$323,355

ELECTRONIC EQUIPMENT & INSTRUMENTS – 0.8%
[1]Agilent Technologies, Inc.	2,285	83,951

FOOD PRODUCTS – 1.8%
Kraft Foods, Inc.	3,632	118,512
Tyson Foods, Inc., Class A	4,300	65,919

TOTAL FOOD PRODUCTS		$184,431

HEALTH CARE PROVIDERS & SERVICES – 1.1%
Aetna, Inc.	1,900	109,687

HOUSEHOLD PRODUCTS – 2.1%
Kimberly-Clark Corp.	3,065	212,527

INSURANCE – 12.5%
AON Corp.	4,700	224,143
Genworth Financial, Inc., Class A	11,500	292,675
Hartford Financial Services Group, Inc.	4,600	401,074
Loews Corp.	6,700	337,278

TOTAL INSURANCE		$1,255,170

Description	Shares	Market Value

INTERNET & CATALOG RETAIL – 0.9%
[1]Liberty Media Holding Corp., Interactive	4,550	$86,814

MACHINERY – 3.3%
Illinois Tool Works, Inc.	2,200	117,788
Ingersoll-Rand Co., Class A	4,600	213,762

TOTAL MACHINERY		$331,550

MEDIA – 8.0%
CBS Corp., Class B	4,790	130,528
[1]Comcast Corp., Class A	10,200	184,824
[1]Viacom, Inc., Class B	10,890	478,288

TOTAL MEDIA		$793,640

METALS & MINING – 5.0%
Barrick Gold Corp.	9,400	395,270
United States Steel Corp.	900	108,819

TOTAL METALS & MINING		$504,089

OIL, GAS & CONSUMABLE FUELS – 11.6%
Apache Corp.	4,300	462,422
ConocoPhillips	1,229	108,520
Hess Corp.	1,700	171,462
Noble Energy, Inc.	5,300	421,456

TOTAL OIL, GAS & CONSUMABLE FUELS		$1,163,860

PAPER & FOREST PRODUCTS – 1.0%
International Paper Co.	3,000	97,140

PHARMACEUTICALS – 2.1%
Sanofi-Aventis, ADR	4,700	213,991

ROAD & RAIL – 2.3%
Union Pacific Corp.	1,800	226,116

SOFTWARE – 7.4%
CA, Inc.	17,700	441,615
Microsoft Corp.	8,400	299,040

TOTAL SOFTWARE		$740,655

THRIFTS & MORTGAGE FINANCE – 4.6%
Federal Home Loan Mortgage	4,000	136,280
Federal National Mortgage Association	7,084	283,218
Radian Group, Inc.	3,300	38,544

TOTAL THRIFTS & MORTGAGE FINANCE		$458,042

(MTB Large Cap Value Fund II continued next page)

December 31, 2007  /  MTB Group of Funds — ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	13

MTB Large Cap Value Fund II (concluded)

Description	Shares	Market Value

TOBACCO – 2.9%
Altria Group, Inc.	3,870	$292,495

WIRELESS TELECOMMUNICATION SERVICES – 1.0%
Sprint Nextel Corp.	7,300	95,849

TOTAL COMMON STOCKS (COST $8,209,144)		$9,297,941

Description	Shares	Market Value

MUTUAL FUND – 7.1%
[2,3]MTB Prime Money Market Fund, Corporate Shares 4.37%	710,019	$710,019

TOTAL INVESTMENTS – 100.0% ($8,919,163)		$10,007,960

OTHER ASSETS AND LIABILITIES – NET – 0.0%		$(2,907)

TOTAL NET ASSETS – 100.0%		$10,005,053

The categories of investments are shown as a percentage of total net assets at December 31, 2007.

(1)	Non-Income Producing
(2)	Affiliated companies.
(3)	7-Day net yield.

The following acronym is used throughout this report:

ADR—American Depositary Receipt

Cost of investments for Federal Tax Purposes is $8,920,556.

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2007

14	PORTFOLIOS OF INVESTMENTS

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Managed Allocation Fund – Conservative Growth II

At December 31, 2007, The Fund’s Portfolio Composition1 was as follows:

SECTOR	Percentage of Total Net Assets
MTB Short Duration Government Bond Fund, Institutional I Shares	16.2%
MTB International Equity, Institutional I Shares	15.3%
MTB Short-Term Corporate Bond Fund, Institutional I Shares	15.2%
MTB Large Cap Growth Fund, Institutional I Shares	12.0%
MTB Prime Money Market Fund, Corporate Shares	11.1%
MTB Intermediate-Term Bond Fund, Institutional I Shares	8.1%
MTB US Government Bond Fund, Institutional I Shares	7.1%
MTB Large Cap Value Fund, Institutional I Shares	6.0%
MTB Large Cap Stock Fund, Institutional I Shares	5.0%
MTB Mid Cap Stock Fund, Institutional I Shares	1.5%
MTB Small Cap Growth Fund, Institutional I Shares	1.5%
MTB Mid Cap Growth Fund, Institutional I Shares	1.0%
MTB Small Cap Stock Fund, Institutional I Shares	1.0%
Other Assets and Liabilities – Net[2]	(1.0)%
TOTAL	100%

[1]	See the Fund’s Prospectus for a description of the principal types of securities in which the Fund invests.

[2]	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

Description	Shares	Market Value

1MUTUAL FUNDS – 101.0%

EQUITY FUNDS – 43.3%
MTB International Equity, Institutional I Shares	11,698	$148,686
MTB Large Cap Growth Fund, Institutional I Shares	12,610	117,277
MTB Large Cap Stock Fund, Institutional I Shares	5,840	48,887
MTB Large Cap Value Fund, Institutional I Shares	4,836	58,946
MTB Mid Cap Growth Fund, Institutional I Shares	701	9,798
MTB Mid Cap Stock Fund, Institutional I Shares	1,041	14,697
MTB Small Cap Growth Fund, Institutional I Shares	836	14,678
MTB Small Cap Stock Fund, Institutional I Shares	1,658	9,746

TOTAL EQUITY FUNDS		$422,715

Description	Shares	Market Value

FIXED INCOME FUNDS – 46.6%
MTB Intermediate-Term Bond Fund, Institutional I Shares	7,991	$79,115
MTB Short-Term Corporate Bond Fund, Institutional I Shares	15,027	148,014
MTB Short Duration Government Bond Fund, Institutional I Shares	16,227	157,885
MTB US Government Bond Fund, Institutional I Shares	7,351	69,394

TOTAL FIXED INCOME FUNDS		$454,408

MONEY MARKET FUND – 11.1%
2MTB Prime Money Market Fund, Corporate Shares 4.37%	108,209	$108,209

TOTAL INVESTMENTS – 101.0% (COST $999,603)		$985,332

OTHER ASSETS AND LIABILITIES – NET – (1.0%)		$(10,133)

TOTAL NET ASSETS – 100.0%		$975,199

The categories of investments are shown as a percentage of total net assets at December 31, 2007.

(1)	Affiliated companies.
(2)	7-Day net yield.

Cost of investments for Federal Tax Purposes in $1,004,050.

December 31, 2007  /  MTB Group of Funds — ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	15

PORTFOLIO OF INVESTMENT SUMMARY TABLE

MTB Managed Allocation Fund – Moderate Growth II

At December 31, 2007, The Fund’s Portfolio Composition1 was as follows:

Sector	Percentage of Total Net Assets
MTB International Equity, Institutional I Shares	23.1%
MTB Large Cap Growth Fund, Institutional I Shares	13.9%
MTB Large Cap Stock Fund, Institutional I Shares	13.9%
MTB Intermediate-Term Bond Fund, Institutional I Shares	11.0%
MTB Prime Money Market Fund, Corporate Shares	9.0%
MTB Short-Term Corporate Bond Fund, Institutional I Shares	9.0%
MTB Large Cap Value Fund, Institutional I Shares	7.0%
MTB Short Duration Government Bond Fund, Institutional I Shares	6.0%
MTB Mid Cap Growth Fund, Institutional I Shares	2.0%
MTB Small Cap Growth Fund, Institutional I Shares	2.0%
MTB Mid Cap Stock Fund, Institutional I Shares	1.0%
MTB Small Cap Stock Fund, Institutional I Shares	1.0%
MTB US Government Bond Fund, Institutional I Shares	1.0%
Other Assets and Liabilities – Net[2]	0.1%
TOTAL	100%

[1]	See the Fund’s Prospectus for a description of the principal types of securities in which the Fund invests.

[2]	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

Description	Shares	Market Value

1MUTUAL FUNDS – 99.9%

EQUITY FUNDS – 63.9%
MTB International Equity, Institutional I Shares	875,697	$11,130,114
MTB Large Cap Growth Fund, Institutional I Shares	718,591	6,682,898
MTB Large Cap Stock Fund, Institutional I Shares	798,716	6,685,251
MTB Large Cap Value Fund, Institutional I Shares	275,497	3,358,306
MTB Mid Cap Growth Fund, Institutional I Shares	68,462	957,098
MTB Mid Cap Stock Fund, Institutional I Shares	33,893	478,567
MTB Small Cap Growth Fund, Institutional I Shares	54,437	955,906
MTB Small Cap Stock Fund, Institutional I Shares	80,968	476,091

TOTAL EQUITY FUNDS		$30,724,231

Description	Shares	Market Value

FIXED INCOME FUNDS – 27.0%
MTB Intermediate-Term Bond Fund, Institutional I Shares	536,580	$5,312,142
MTB Short-Term Corporate Bond Fund, Institutional I Shares	440,342	4,337,372
MTB Short Duration Government Bond Fund, Institutional I Shares	297,190	2,891,657
MTB US Government Bond Fund, Institutional I Shares	51,277	484,059

TOTAL FIXED INCOME FUNDS		$13,025,230

MONEY MARKET FUND – 9.0%
2MTB Prime Money Market Fund, Corporate Shares 4.37%	4,322,881	$4,322,881

TOTAL INVESTMENTS – 99.9% (COST $46,989,853)		$48,072,342

OTHER ASSETS AND LIABILITIES – NET – 0.1%		$17,931

TOTAL NET ASSETS – 100.0%		$48,090,273

The categories of investments are shown as a percentage of total net assets at December 31, 2007.

(1)	Affiliated companies.
(2)	7-Day net yield.

Cost of investments for Federal Tax Purposes is $47,070,735.

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2007

16	PORTFOLIOS OF INVESTMENTS

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Managed Allocation Fund – Aggressive Growth II

At December 31, 2007, The Fund’s Portfolio Composition1 was as follows:

SECTOR	Percentage of Total Net Assets
MTB International Equity, Institutional I Shares	29.1%
MTB Large Cap Growth Fund, Institutional I Shares	23.0%
MTB Large Cap Stock Fund, Institutional I Shares	19.2%
MTB Large Cap Value Fund, Institutional I Shares	11.6%
MTB Prime Money Market Fund, Corporate Shares	2.9%
MTB Small Cap Growth Fund, Institutional I Shares	2.9%
MTB Mid Cap Growth Fund, Institutional I Shares	1.9%
MTB Mid Cap Stock Fund, Institutional I Shares	1.9%
MTB Short Duration Government Bond Fund, Institutional I Shares	1.9%
MTB Small Cap Stock Fund, Institutional I Shares	1.9%
Other Assets and Liabilities – Net[2]	3.7%
TOTAL	100%

¹	See the Fund’s Prospectus for a description of the principal types of securities in which the Fund invests.

²	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

Description	Shares	Market Value

1MUTUAL FUNDS – 96.3%

EQUITY FUNDS – 91.6%
MTB International Equity, Institutional I Shares	31,075	$394,966
MTB Large Cap Growth Fund, Institutional I Shares	33,496	311,511
MTB Large Cap Stock Fund, Institutional I Shares	31,029	259,710
MTB Large Cap Value Fund, Institutional I Shares	12,844	156,574
MTB Mid Cap Growth Fund, Institutional I Shares	1,862	26,026
MTB Mid Cap Stock Fund, Institutional I Shares	1,843	26,027
MTB Small Cap Growth Fund, Institutional I Shares	2,220	38,989
MTB Small Cap Stock Fund, Institutional I Shares	4,403	25,888

TOTAL EQUITY FUNDS		$1,239,691

Description	Shares	Market Value

FIXED INCOME FUNDS – 1.9%
MTB Short Duration Government Bond Fund, Institutional I Shares	2,694	$26,211

MONEY MARKET FUND – 2.8%
2MTB Prime Money Market Fund, Corporate Shares 4.37%	38,435	$38,435

TOTAL INVESTMENTS – 96.3% (COST $1,300,525)		$1,304,337

OTHER ASSETS AND LIABILITIES – NET – 3.7%		$49,502

TOTAL NET ASSETS – 100.0%		$1,353,839

The categories of investments are shown as a percentage of total net assets at December 31, 2007.

(1)	Affiliated companies.
(2)	7-Day net yield.

Cost of investments for Federal Tax Purposes is $1,314,986.

December 31, 2007  /  MTB Group of Funds — ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES	17

December 31, 2007	Large Cap Growth Fund II	Large Cap Value Fund II	Managed Allocation Fund – Conservative Growth II	Managed Allocation Fund – Moderate Growth II	Managed Allocation Fund – Aggressive Growth II
ASSETS:
Investments in securities, at value(a)	$5,867,918	$10,007,960	$985,332	$48,072,342	$1,304,337
Cash	123,173	13	1	341	2
Income receivable	5,267	15,253	2,104	62,308	297
Receivable due to manager	—	—	4,662	5,765	4,964
Receivable for shares sold	334	6,421	—	—	59,875

TOTAL ASSETS	5,996,692	10,029,647	992,099	48,140,756	1,369,475

LIABILITIES:
Payable for shares redeemed	299	2,988	419	14,586	220
Payable for Trustees’ fees	589	40	416	189	288
Payable for transfer and dividend disbursing agent fees and expenses	2,239	2,071	2,325	1,925	2,105
Payable for distribution services fee (Note 5)	1,260	2,071	212	10,119	289
Payable for shareholder services fee (Note 5)	504	829	83	4,048	116
Accrued expenses	9,899	16,595	13,445	19,616	12,618

TOTAL LIABILITIES	14,790	24,594	16,900	50,483	15,636

NET ASSETS	$5,981,902	$10,005,053	$975,199	$48,090,273	$1,353,839

NET ASSETS CONSIST OF:
Paid-in capital	$5,237,259	$9,065,980	$963,350	$44,922,021	$1,254,974
Net unrealized appreciation (depreciation) of investments	790,333	1,088,797	(14,271)	1,082,489	3,812
Accumulated net realized gain (loss) on investments	(45,690)	(149,724)	25,173	2,084,904	93,302
Undistributed net investment income	—	—	947	859	1,751

TOTAL NET ASSETS	$5,981,902	$10,005,053	$975,199	$48,090,273	$1,353,839

SHARES OUTSTANDING, NO PAR VALUE, UNLIMITED SHARES AUTHORIZED:	539,657	864,419	93,247	4,447,449	112,884

Net Asset Value, Offering Price and Redemption Proceeds Per Share:	$11.08	$11.57	$10.46	$10.81	$11.99

Investments, at identified cost	$5,077,585	$8,919,163	$999,603	$46,989,853	$1,300,525

(a)	Including $29,901, $710,019, $985,332, $48,072,342 and $1,304,337 of investments in affiliated issuers, respectively. (Note 5)

See Notes which are an integral part of the Financial Statements

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2007

18	STATEMENTS OF OPERATIONS

Year Ended December 31, 2007	Large Cap Growth Fund II	Large Cap Value Fund II	Managed Allocation Fund – Conservative Growth II	Managed Allocation Fund – Moderate Growth II	Managed Allocation Fund – Aggressive Growth II
INVESTMENT INCOME:
Dividends(a)	$78,610 (b)	$192,894 (b)	$27,250	$956,340	$11,606

EXPENSES:
Investment advisory fee (Note 5)	48,747	67,648	2,322	122,150	3,276
Administrative personnel and services fee (Note 5)	3,157	5,323	510	27,027	721
Custodian fees	261	406	30	1,689	44
Transfer and dividend disbursing agent fees and expenses	9,596	9,435	9,492	9,583	9,327
Trustees’ fees	10,462	10,462	10,405	10,836	10,278
Auditing fees	12,695	12,334	12,533	12,352	12,346
Legal fees	5,652	5,951	5,556	5,944	5,167
Portfolio accounting fees	10,329	11,337	6,375	18,780	6,475
Distribution services fee (Note 5)	14,337	24,160	2,322	122,152	3,276
Shareholder services fee (Note 5)	5,735	9,664	927	48,861	1,310
Printing and postage	3,357	5,344	3,791	4,170	3,735
Insurance premiums	7,615	7,232	7,410	8,463	7,314
Bank of New York Full Service	500	817	114	4,654	150
Miscellaneous	2,447	2,726	1,635	3,341	1,489

TOTAL EXPENSES	134,890	172,839	63,422	400,002	64,908

WAIVERS AND REIMBURSEMENTS (NOTE 5):
Waiver/reimbursement of investment advisory fee	(48,747)	(67,648)	(2,322)	(35,811)	(3,276)
Reimbursement of other operating expenses	(28,556)	(8,586)	(54,175)	—	(51,872)

TOTAL WAIVERS AND REIMBURSEMENTS	(77,303)	(76,234)	(56,497)	(35,811)	(55,148)

Net Expenses	57,587	96,605	6,925	364,191	9,760

Net investment income	21,023	96,289	20,325	592,149	1,846

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net Realized gain on investments/Investment Companies	332,798	183,172	13,867	607,052	37,210
Capital gains distribution received from investment companies	—	—	34,177	2,608,749	105,924
Net change in unrealized appreciation (depreciation) of investments	131,420	(186,440)	(22,010)	(544,863)	(48,307)

Net realized and unrealized gain (loss) on investments	464,218	(3,268)	26,034	2,670,938	94,827

Change in net assets resulting from operations	$485,241	$93,021	$46,359	$3,263,087	$96,673

(a)	Including income received of $7,106, $29,677, $27,250, $956,340 and $11,205 on investments in affiliated issuers, respectively. (Note 5)

(b)	Net of foreign taxes withheld of $133 and $835, respectively.

See Notes which are an integral part of the Financial Statements

December 31, 2007  /  MTB Group of Funds — ANNUAL REPORT

19

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MTB Group of Funds — ANNUAL REPORT  /  December 31, 2007

20	STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Growth Fund II
	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income	$21,023	$27,041
Net realized gain on investments	332,798	136,887
Capital gain distributions from other investment companies	—	—
Net change in unrealized appreciation (depreciation) of investments	131,420	342,831

Change in net assets resulting from operations	485,241	506,759

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	(21,851)	(26,815)
Distributions from net realized gain on investments	(410,119)	(55,416)
Distributions from capital	—	—

Change in net assets resulting from distributions to shareholders	(431,970)	(82,231)

SHARE TRANSACTIONS:
Proceeds from sale of shares	804,469	654,642
Net asset value of shares issued to shareholders in payment of distributions declared	432,179	82,231
Cost of shares redeemed	(645,494)	(894,470)

Change in net assets resulting from share transactions	591,154	(157,597)

Change in net assets	644,425	266,931

NET ASSETS:
Beginning of year	5,337,477	5,070,546

End of year	$5,981,902	$5,337,477

Undistributed net investment income (loss) included in net assets at end of year	$—	$531

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

December 31, 2007  /  MTB Group of Funds — ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)	21

Large Cap Value Fund II		Managed Allocation Fund – Conservative Growth II		Managed Allocation Fund – Moderate Growth II		Managed Allocation Fund – Aggressive Growth II
Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006

$96,289	$73,880	$20,325	$20,263	$592,149	$1,169,155	$1,846	$25,547
183,172	484,071	13,867	1,486	607,052	583,424	37,210	7,396
—	—	34,177	6,706	2,608,749	744,764	105,924	27,515
(186,440)	622,321	(22,010)	13,828	(544,863)	2,160,812	(48,307)	65,393

93,021	1,180,272	46,359	42,283	3,263,087	4,658,155	96,673	125,851

(96,370)	(73,880)	(25,945)	(20,263)	(999,206)	(1,169,155)	(16,945)	(25,547)
(355,050)	(565,014)	(20,576)	(10,925)	(1,488,893)	(2,355,581)	(60,674)	(31,601)
(5,658)	—	—	—	—	—	—	—

(457,078)	(638,894)	(46,521)	(31,188)	(2,488,099)	(3,524,736)	(77,619)	(57,148)

2,236,994	1,881,323	576,311	303,444	1,998,477	2,856,070	729,408	550,233
457,247	638,894	46,526	31,188	2,488,188	3,524,737	77,619	57,149
(781,106)	(867,396)	(387,100)	(57,778)	(5,456,217)	(4,973,652)	(647,469)	(14,997)

1,913,135	1,652,821	235,737	276,854	(969,552)	1,407,155	159,558	592,385

1,549,078	2,194,199	235,575	287,949	(194,564)	2,540,574	178,612	661,088

8,455,975	6,261,776	739,624	451,675	48,284,837	45,744,263	$1,175,227	$514,139

$10,005,053	$8,455,975	$975,199	$739,624	$48,090,273	$48,284,837	$1,353,839	$1,175,227

$—	$—	$947	$—	$859	$—	$1,751	$—

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2007

22	FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended December 31,	Net Asset Value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Distributions from Capital	Total Distributions
LARGE CAP GROWTH FUND II
2003	$8.35	0.03		1.42	1.45	(0.02)	—	—	(0.02)
2004	$9.78	0.05		0.45	0.50	(0.06)	—	—	(0.06)
2005	$10.22	0.03		0.16	0.19	(0.04)	(0.29)	—	(0.33)
2006	$10.08	0.06		0.99	1.05	(0.06)	(0.12)	—	(0.18)
2007	$10.95	0.04	(c)	0.95	0.99	(0.04)	(0.82)	—	(0.86)
LARGE CAP VALUE FUND II
2003	$7.70	0.09	(c)	2.47	2.56	(0.08)	—	—	(0.08)
2004	$10.18	0.11		0.86	0.97	(0.12)	—	—	(0.12)
2005	$11.03	0.08		0.94	1.02	(0.09)	(0.93)	—	(1.02)
2006	$11.03	0.12		1.79	1.91	(0.12)	(0.87)	—	(0.99)
2007	$11.95	0.12	(c)	0.06	0.18	(0.12)	(0.43)	(0.01)	(0.56)
MANAGED ALLOCATION FUND – CONSERVATIVE GROWTH II
2005(d)	$10.00	0.23	(c)	0.09	0.32	(0.12)	(0.04)	—	(0.16)
2006	$10.16	0.31		0.39	0.70	(0.31)	(0.16)	—	(0.47)
2007	$10.39	0.23	(c)	0.33	0.56	(0.28)	(0.21)	—	(0.49)
MANAGED ALLOCATION FUND – MODERATE GROWTH II
2003	$9.29	0.11	(c)	1.46	1.57	(0.09)	(0.11)	—	(0.20)
2004	$10.66	0.12		0.50	0.62	(0.13)	(0.07)	—	(0.20)
2005	$11.08	0.15		0.24	0.39	(0.16)	(0.91)	—	(1.07)
2006	$10.40	0.27		0.81	1.08	(0.27)	(0.55)	—	(0.82)
2007	$10.66	0.13	(c)	0.60	0.73	(0.23)	(0.35)	—	(0.58)
MANAGED ALLOCATION FUND – AGGRESSIVE GROWTH II
2005(d)	$10.00	0.20	(c)	0.62	0.82	(0.06)	—	—	(0.06)
2006	$10.76	0.34	(c)	1.25	1.59	(0.27)	(0.32)	—	(0.59)
2007	$11.76	0.02	(c)	0.91	0.93	(0.15)	(0.55)	—	(0.70)
(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total return for periods of less than one year are not annualized.
(b)	This expense decrease is reflected in both the net expense and net investment income (loss) ratios.
(c)	Per share numbers have been calculated using the average share method.
(d)	Reflects operations for the period from May 3, 2005 (date of initial public investment) to December 31, 2005.
(e)	Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

December 31, 2007  /  MTB Group of Funds — ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)	23

		Ratios to Average Net Assets
Net Asset Value, end of period	Total Return(a)	Net Expenses		Net Investment Income		Expense Waiver/ Reimbursement(b)		Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

$9.78	17.35%	1.00%		0.37%		1.45%		$2,627	45%
$10.22	5.15%	1.00%		0.64%		1.89%		$4,333	111%
$10.08	2.02%	1.00%		0.30%		1.60%		$5,071	65%
$10.95	10.34%	1.00%		0.53%		1.49%		$5,337	50%
$11.08	9.16%	1.00%		0.37%		1.35%		$5,982	80%

$10.18	33.45%	1.00%		1.01%		1.23%		$2,756	26%
$11.03	9.58%	1.00%		1.22%		1.61%		$4,829	126%
$11.03	10.29%	1.00%		0.80%		1.18%		$6,262	13%
$11.95	17.61%	1.00%		1.03%		1.02%		$8,456	20%
$11.57	1.48%	1.00%		1.00%		0.79%		$10,005	15%

$10.16	3.24%	0.74	%(e)	3.4	%(e)	28.66	%(e)	$452	35%
$10.39	6.96%	0.74%		3.19%		8.37%		$740	17%
$10.46	5.46%	0.74%		2.19%		6.08%		$975	64%

$10.66	17.29%	0.74%		1.08%		0.28%		$23,279	17%
$11.08	5.94%	0.74%		1.37%		0.06%		$41,011	109%
$10.40	4.00%	0.74%		1.51%		0.07%		$45,744	14%
$10.66	10.42%	0.74%		2.50%		0.09%		$48,285	21%
$10.81	6.89%	0.74%		1.21%		0.07%		$48,090	16%

$10.76	8.18%	0.74	%(e)	2.89	%(e)	34.13	%(e)	$514	1%
$11.76	14.83%	0.74%		3.02%		5.87%		$1,175	16%
$11.99	7.98%	0.74%		0.14%		4.21%		$1,354	41%

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2007

24	NOTES TO FINANCIAL STATEMENTS

MTB Group of Funds December 31, 2007

1.	ORGANIZATION

MTB Group of Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 36 portfolios, 5 of which are presented herein (individually referred to as the “Fund”, or collectively as the “Funds”). The Funds in this report are made available exclusively for the purpose of providing a vehicle for the investment of assets of various insurance company separate accounts established to fund variable annuity contracts and variable life insurance policies. The following diversified Funds are presented herein:

Portfolio Name	Investment Objective
MTB Large Cap Growth Fund II (“Large Cap Growth Fund II”)	To provide capital appreciation.

MTB Large Cap Value Fund II (“Large Cap Value Fund II”)	To provide capital appreciation. Current income is a secondary, non-fundamental consideration.

MTB Managed Allocation Fund – Conservative Growth II (“Conservative Growth Fund II”)*	To seek capital appreciation and income.

MTB Managed Allocation Fund – Moderate Growth II (“Moderate Growth Fund II”)*	To seek capital appreciation and secondarily, income.

MTB Managed Allocation Fund – Aggressive Growth II (“Aggressive Growth Fund II”)*	To seek capital appreciation.

*	Each of these Funds is a “fund of funds,” which means that it seeks to achieve its investment objective by investing exclusively in other MTB Funds (“underlying Funds”) managed by MTB Investment Advisors, Inc. rather than investing directly in securities. These Funds indirectly pay a portion of the expenses incurred by the underlying Funds. Consequently, an investment in these Funds entails more direct and indirect expenses than direct investment in the underlying Funds.

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation – Market values of the Fund’s portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•	for investments in other open-ended regulated investment companies, based on net asset value (NAV);

•

futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the “Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

•

for fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the mean prices currently offered to institutional investors for the securities. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior

(continued next page)

December 31, 2007  /  MTB Group of Funds — ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	25

to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

Investment Income, Expenses and Distributions – Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid quarterly for Large Cap Value Fund II and Conservative Growth Fund II and are declared and paid annually for Large Cap Growth Fund II, Moderate Growth Fund II and Aggressive Growth Fund II. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Federal Taxes – It is the policy of the Funds to comply with the Subchapter M provisions of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal income tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended December 31, 2007, the funds did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2003 and by state tax authorities for tax years before 2002.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other – Investment transactions are accounted for on a trade date basis. Realized gains and losses from investments are recorded on an identified cost basis.

3.	SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	Large Cap Growth Fund II
	Year Ended December 31, 2007 Shares	Year Ended December 31, 2006 Shares
Shares sold	69,590	63,030
Shares issued to shareholders in payment of distributions declared	39,353	7,509
Shares redeemed	(56,607)	(86,402)

Net change resulting from share transactions	52,336	(15,863)

	Large Cap Value Fund II
	Year Ended December 31, 2007 Shares	Year Ended December 31, 2006 Shares
Shares sold	180,997	159,936
Shares issued to shareholders in payment of distributions declared	39,264	54,461
Shares redeemed	(63,617)	(74,336)

Net change resulting from share transactions	156,644	140,061

(continued next page)

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2007

26	NOTES TO FINANCIAL STATEMENTS

	Conservative Growth Fund II
	Year Ended December 31, 2007	Year Ended December 31, 2006
	Shares	Shares
Shares sold	54,187	29,330
Shares issued to shareholders in payment of distributions declared	4,428	2,998
Shares redeemed	(36,531)	(5,628)

Net change resulting from share transactions	22,084	26,700

	Moderate Growth Fund II
	Year Ended December 31, 2007	Year Ended December 31, 2006
	Shares	Shares
Shares sold	179,506	266,469
Shares issued to shareholders in payment of distributions declared	228,745	327,751
Shares redeemed	(490,787)	(463,972)

Net change resulting from share transactions	(82,536)	130,248

	Aggressive Growth Fund II
	Year Ended December 31, 2007 Shares	Year Ended December 31, 2006 Shares
Shares sold	58,294	48,608
Shares issued to shareholders in payment of distributions declared	6,467	4,823
Shares redeemed	(51,800)	(1,290)

Net change resulting from share transactions	12,961	52,141

4.	FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatment for short-term capital gains received from underlying Funds.

For the year ended December 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

	Increase (Decrease)
Fund Name	Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains
Large Cap Growth Fund II	$(280)	$297	$(17)
Large Cap Value II	—	81	(81)
Conservative Growth Fund II	—	6,567	(6,567)
Moderate Growth Fund II	—	407,916	(407,916)
Aggressive Growth Fund II	—	16,881	(16,881)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2007 and 2006 were as follows:

		2007		2006
Fund Name	Return of Capital	Ordinary Income[1]	Long-Term Capital Gains	Ordinary Income[1]	Long-Term Capital Gains
Large Cap Growth Fund II	—	$146,196	$285,774	$52,472	$29,759
Large Cap Value Fund II	5,658	99,206	352,214	164,635	474,259
Conservative Growth Fund II	—	26,299	20,222	21,849	9,339
Moderate Growth Fund II	—	999,206	1,488,893	1,220,247	2,304,489
Aggressive Growth Fund II	—	21,645	55,974	26,624	30,524

1For tax purposes short-term capital gain distributions are considered ordinary income distributions.

(continued next page)

December 31, 2007  /  MTB Group of Funds — ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	27

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)
Large Cap Growth Fund II	$—	$—	$747,018
Large Cap Value Fund II	—	—	1,087,404
Conservative Growth Fund II	1,065	29,502	(18,718)
Moderate Growth Fund II	859	2,165,786	1,001,607
Aggressive Growth Fund II	1,751	107,763	(10,649)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales. For federal income tax purposes, the following amounts apply as of December 31, 2007:

Fund Name	Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Growth Fund II	$5,120,900	$1,014,835	$(267,817)	$747,018
Large Cap Value Fund II	8,920,556	1,889,832	(802,428)	1,087,404
Conservative Growth Fund II	1,004,050	10,084	(28,802)	(18,718)
Moderate Growth Fund II	47,070,735	1,750,561	(748,954)	1,001,607
Aggressive Growth Fund II	1,314,986	49,330	(59,979)	(10,649)

Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. Large Cap Growth Fund II and Large Cap Value Fund II deferred post-October losses in the amount of $2,375 and $148,331, respectively, during 2007.

5.	INVESTMENT ADVISOR FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee – MTB Investment Advisors, Inc. is the Funds’ investment advisor (the “Advisor”). The advisory agreement between the Trust and Advisor provides for an annual fee based on a percentage of each Fund’s average daily net assets as shown in the following table:

Fund Name	Annual Rate
Large Cap Growth Fund II	0.85%
Large Cap Value Fund II	0.70%
Conservative Growth Fund II	0.25%
Moderate Growth Fund II	0.25%
Aggressive Growth Fund II	0.25%

The Advisor may voluntarily choose to waive any portion of its fee or reimburse the Funds for certain operating expenses. The Advisor may terminate this voluntary waiver or reimbursement at any time at its sole discretion.

Further, for the fiscal year 2007 reporting period through April 30, 2008, the Advisor agreed to contractually waive all or a portion of its investment advisory fee (based on average daily net assets) and/or to reimburse certain operating expenses of the Funds in order to limit each Fund’s total direct operating expenses to not more than the stated amount shown below of the Fund’s average daily net assets.

Fund Name	Annual Rate
Large Cap Growth Fund II	1.00%
Large Cap Value Fund II	1.00%
Conservative Growth Fund II	0.74%
Moderate Growth Fund II	0.74%
Aggressive Growth Fund II	0.74%

NWQ Investment Management Company LLC (NWQ) is the sub-advisor of Large Cap Value Fund II and receives for its services an allocable portion of the advisory fee that the Advisor receives from Large Cap Value Fund II. The allocation is based on the amount of the average daily net assets that NWQ manages for the Fund. NWQ’s fee is paid by the Advisor and not by the Fund. NWQ is paid by the Advisor as follows: 0.45% of the average daily net assets of Large Cap Value Fund II.

Administrative Fee – Federated Services Company (FServ), through December 1, 2007, and M&T Securities, Inc. (M&T Securities) serve as co-administrators to the Trust and provide the Funds with certain administrative personnel and services necessary to operate the Funds. Administrative services were provided at an aggregate annual fee as specified below:

Fees payable to FServ:

Administrative Fee	Average Aggregate Daily Net Assets of the MTB Group of Funds
0.04%	on the first $2 billion
0.03%	on the next $2 billion
0.02%	on the next $3 billion
0.0125%	on the next $3 billion
0.01%	on assets in excess of $10 billion

(continued next page)

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2007

28	NOTES TO FINANCIAL STATEMENTS

Fees payable to M&T Securities:

Administrative Fee	Average Aggregate Daily Net Assets of the MTB Group of Funds
0.04%	on the first $5 billion
0.03%	on the next $2 billion
0.0175%	on the next $3 billion
0.015%	on assets in excess of $10 billion

FServ and M&T Securities may each voluntarily choose to waive any portion of its fee. FServ and M&T Securities can each modify or terminate its voluntary waiver at any time at its sole discretion.

Effective September 10, 2007, the Trust entered into a fund administration and accounting agreement and custody agreement with The Bank of New York Mellon. Fees for such services are based on assets and volume of transactions. Effective December 1, 2007, FServ no longer served as co-administrator to the Trust.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through Edgewood Securities, Inc. (Edgewood), the principal distributor, through November 16, 2007, or ALPS Distributors Inc., the principal distributor effective November 19, 2007, at an annual rate of up to 0.25% of the average daily net assets of the Funds for the sale, distribution, administration, customer servicing and record keeping of the Funds’ Shares. The Funds may waive or reduce the maximum amount of Distribution

Services Fees it pays from time to time in its sole discretion. In addition, a financial intermediary (including Edgewood) or ALPS Distributors, Inc. may waive or reduce any fees to which they are entitled. For the period January 1, 2007 through November 16, 2007, Edgewood did not retain any fees paid by the Funds. ALPS Distributors, Inc. also did not retain any fees paid by the Funds for the period November 19, 2007 through December 31, 2007.

Edgewood is a wholly-owned subsidiary of Federated Investors, Inc.

Effective November 19, 2007, ALPS Distributors, Inc. replaced Edgewood as principal distributor of the Funds. The fee structure remained the same.

Shareholder Services Fee – The Trust adopted a Shareholder Services Plan on behalf of the Funds’ Shares which is administered by FServ to pay service fees of up to 0.10% to financial intermediaries (which may include the Distributor, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. The Funds may waive or reduce the maximum amount of shareholder services it pays from time to time at its sole discretion. In addition, a financial intermediary may waive or reduce any fees to which they are entitled. For the period January 1, 2007 through November 30, 2007, neither FServ nor any affiliate received any fees paid by the Funds. ALPS Distributors Inc. also did not receive any fees paid by the Funds for the period December 1, 2007 through December 31, 2007.

Other Affiliated Parties and Transactions – Affiliated holdings are mutual funds which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Funds’ distributor. With respect to each Fund, the Advisor was paid an advisory fee by the affiliated Funds listed beneath its name below. With respect to Large Cap Growth Fund II and Large Cap Value Fund II, in order to comply with an SEC exemptive order which permits these Funds to invest in affiliated money market funds, the Advisor reimbursed Large Cap Growth Fund II and Large Cap Value Fund II a portion of the advisory fee paid by the affiliated Fund(s) listed beneath its name below. Transactions with affiliated companies during the year ended December 31, 2007 are as follow:

Affiliated Fund Name	Balance of Shares Held 12/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/2007	Value at 12/31/2007	Dividend Income

Large Cap Growth Fund II:
MTB Prime Money Market Fund	279,255	2,189,123	2,438,477	29,901	$29,901	$7,106

Large Cap Value Fund II:
MTB Prime Money Market Fund	548,811	3,199,212	3,038,004	710,019	$710,019	$29,677

Conservative Growth Fund II:
MTB International Equity Fund	5,424	10,513	4,239	11,698	$148,686	$1,642
MTB Large Cap Growth Fund	5,158	12,159	4,707	12,610	117,277	220
MTB Large Cap Stock Fund	5,951	3,990	4,101	5,840	48,887	295
MTB Large Cap Value Fund	2,371	4,175	1,710	4,836	58,946	468
MTB Mid Cap Growth Fund	—	941	240	701	9,798	—
MTB Mid Cap Stock Fund	757	698	414	1,041	14,697	55
MTB Small Cap Growth Fund	—	1,133	297	836	14,678	—
MTB Small Cap Stock Fund	1,551	1,219	1,112	1,658	9,746	50
MTB Intermediate-Term Bond Fund	6,220	4,652	2,881	7,991	79,115	3,339
MTB Short Duration Government Bond Fund	19,938	10,006	13,717	16,227	157,885	6,933
MTB Short-Term Corporate Bond Fund	15,560	8,851	9,384	15,027	148,014	6,461
MTB U.S. Government Bond Fund	12,352	8,376	13,377	7,351	69,394	5,551
MTB Prime Money Market Fund	22,769	1,069,623	984,183	108,209	108,209	2,236

TOTAL	98,051	1,136,336	1,040,362	194,025	$985,332	$27,250

(continued next page)

December 31, 2007  /  MTB Group of Funds — ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	29

Affiliated Fund Name	Balance of Shares Held 12/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/2007	Value at 12/31/2007	Dividend Income

Moderate Growth Fund II:
MTB International Equity Fund	729,874	242,820	96,997	875,697	$11,130,114	$114,860
MTB Large Cap Growth Fund	712,280	119,719	113,408	718,591	6,682,898	11,760
MTB Large Cap Stock Fund	921,014	122,728	245,026	798,716	6,685,251	37,687
MTB Large Cap Value Fund	340,026	40,725	105,254	275,497	3,358,306	33,297
MTB Mid Cap Growth Fund	69,294	10,621	11,453	68,462	957,098	—
MTB Mid Cap Stock Fund	32,185	4,881	3,173	33,893	478,567	1,679
MTB Small Cap Growth Fund	51,884	9,839	7,286	54,437	955,906	—
MTB Small Cap Stock Fund	65,907	19,656	4,595	80,968	476,091	2,254
MTB Intermediate-Term Bond Fund	545,119	41,717	50,256	536,580	5,312,142	242,507
MTB Short Duration Government Bond Fund	304,995	19,961	27,766	297,190	2,891,657	117,218
MTB Short-Term Corporate Bond Fund	446,292	30,831	36,781	440,342	4,337,372	185,454
MTB U.S. Government Bond Fund	314,917	23,245	286,885	51,277	484,059	112,512
MTB Prime Money Market Fund	1,932,240	9,135,127	6,744,486	4,322,881	4,322,881	97,112

TOTAL	6,466,027	9,821,870	7,733,366	8,554,531	$48,072,342	$956,340

Aggressive Growth Fund II:
MTB International Equity Fund	26,648	14,518	10,091	31,075	$394,966	$4,398
MTB Large Cap Growth Fund	29,868	14,938	11,310	33,496	311,511	591
MTB Large Cap Stock Fund	29,533	13,270	11,774	31,029	259,710	1,581
MTB Large Cap Value Fund	13,106	6,558	6,820	12,844	156,574	1,499
MTB Mid Cap Growth Fund	1,717	842	697	1,862	26,026	—
MTB Mid Cap Stock Fund	1,595	838	590	1,843	26,027	99
MTB Small Cap Growth Fund	1,928	1,115	823	2,220	38,989	345
MTB Small Cap Stock Fund	3,266	2,434	1,297	4,403	25,888	(213)
MTB Intermediate-Term Bond Fund	1,228	595	1,823	—	—	492
MTB Short Duration Government Bond Fund	2,518	1,314	1,138	2,694	26,211	1,038
MTB Prime Money Market Fund	23,950	1,239,745	1,225,260	38,435	38,435	1,375

TOTAL	135,357	1,296,167	1,271,623	159,901	$1,304,337	$11,205

General – Certain of the Officers of the Trust are Officers of the above companies that provide services to the Funds.

6.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2007 were as follows:

Fund Name	Purchases	Sales
Large Cap Growth Fund II	$4,753,711	$4,486,274
Large Cap Value Fund II	2,776,964	1,391,063
Conservative Growth Fund II	714,093	564,559
Moderate Growth Fund II	7,611,499	10,274,470
Aggressive Growth Fund II	626,075	520,470

7.	LINE OF CREDIT

Through October 17, 2007, the Funds (except Conservative Growth Fund II, Moderate Growth Fund II and Aggressive Growth Fund II) participated in a $10,000,000 unsecured, committed revolving line of credit (LOC) agreement with State Street Bank and Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings were charged an interest rate of 0.50% per annum over the Federal Funds Rate. The LOC included a commitment fee of 0.10% per annum on the daily unused portion. For the period January 1, 2007, to October 17, 2007, the Funds did not utilize this line of credit. The LOC was terminated effective October 17, 2007.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of December 31, 2007, Management believes the adoption of FAS 157 will not impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for the fiscal period.

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2007

30	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES

AND SHAREHOLDERS OF

MTB GROUP OF FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MTB Large Cap Growth Fund II, MTB Large Cap Value Fund II, MTB Managed Allocation – Aggressive Growth II, MTB Managed Allocation – Conservative Growth II, and MTB Managed Allocation Fund – Moderate Growth II (five of the portfolios constituting MTB Group of Funds) (the “Funds”) as of December 31, 2007, and the related statements of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MTB Large Cap Growth Fund II, MTB Large Cap Value Fund II, MTB Managed Allocation – Aggressive Growth II, MTB Managed Allocation – Conservative Growth II, and MTB Managed Allocation Fund – Moderate Growth II, portfolios of the MTB Group of Funds, at December 31, 2007, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2008

December 31, 2007  /  MTB Group of Funds — ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	31

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Board member and the senior officers of the Trust. The tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The Trust is comprised of 36 funds and is the only investment company in the Fund complex. Unless otherwise noted, each Board member oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held
Mark J. Czarnecki* Manufacturers and Traders Trust Company (“M&T Bank”) One M&T Plaza Buffalo, NY 14203 Birth date: November 3, 1955 TRUSTEE Began serving: August 2000	Principal Occupation: Executive Vice President, M&T Bank Holding Corp., (bank holding company). Other Directorships Held: None
Jeffrey Durkee Manufacturers and Traders Trust Company (“M&T Bank”) 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: November 19, 1958 TRUSTEE Began serving: December 2007	Principal Occupation: Executive Vice President, M&T Bank. Other Directorships Held: None

*Mark J. Czarnecki is “interested” due to positions he holds with M&T Bank, the parent of the Funds’ adviser.

INDEPENDENT TRUSTEES BACKGROUND

Name Address Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held
Joseph J. Castiglia PO Box 438 West Falls, NY 14170 Birth date: July 20, 1934 CHAIRMAN AND TRUSTEE Began serving: February 1988

Principal Occupation: Chairman, Community Foundation for Greater Buffalo; Chairman, Buffalo Olmsted Parks Conservancy.

Other Directorships Held: The Energy East Corp.; Community Foundation for
Greater Buffalo.

Previous Positions: President, Chief Executive Officer and Vice Chairman, Pratt & Lambert United, Inc. (manufacturer of paints and chemical specialties).

John S. Cramer 299 Beacon Drive Harrisburg, PA 17112 Birth date: February 22, 1942 TRUSTEE Began serving: December 2000

Principal Occupation: Senior Consultant, Yaffe & Co., Inc. (healthcare company) since February 2006.

Other Directorships Held: Highmark Blue Cross Blue Shield; Chek-Med Corporation.

Previous Positions: President Emeritus, Pinnacle Health Systems (health care).

Daniel R. Gernatt, Jr. 13870 Taylor Hollow Roads Collins, NY 14034 Birth date: July 14, 1940 TRUSTEE Began serving: February 1988

Principal Occupation: President, CEO and CFO, Gernatt Family Companies; Executive Vice President, Dan Gernatt Gravel Products, Inc.; Vice President, Country Side Sand & Gravel, Inc.

Other Directorships Held: None

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2007

32	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Address Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held
William H. Cowie, Jr. 1408 Ruxton Road Baltimore, MD 21204 Birth date: January 24, 1931 TRUSTEE Began serving: September 2003	Principal Occupation: Retired. Other Directorships Held: None Previous Positions: Vice Chairman of Signet Banking Corp.
Richard B. Seidel 770 Hedges Lane Strafford, PA 19087 Birth date: April 20, 1941 TRUSTEE Began serving: September 2003	Principal Occupation: Chairman and Director (since 1995) of Girard Partners, a registered broker-dealer. Other Directorships Held: None
Dr. Marguerite D. Hambleton 62 LaNoche Court Buffalo, NY 14221 Birth date: February 19, 1943 TRUSTEE Began serving: September 2005

Principal Occupation: Member, Catholic Hospital System; Chairman, Member, AAA Foundation for Traffic Safety; Chairman, AAA Foundation for Traffic Safety R&D Committee; Vice Chairman, New York State AAA; President, Buffalo Club Board.

Other Directorships Held: None

Previous Positions: Chairman, Federal Reserve (Buffalo Branch); Board Member, Western New York Public Broadcasting; Trustee, Canisus College.

OFFICERS

Name Address Birth Date Positions Held with Trust	Principal Occupation(s) and Previous Positions
Carl W. Jordan One M&T Plaza Buffalo, NY 14221 Birth date: January 2, 1955 PRESIDENT Began serving: May 2001	Principal Occupation: Senior Vice President, M&T Bank, 2001-Present; Administrative Vice President, M&T Bank, 1995-2001.
Todd E. Richards 100 East Pratt Street, 15th floor Baltimore, MD 21202 Birth date: August 5, 1948 VICE PRESIDENT Began serving: March 2006	Principal Occupation: Vice President, M&T Bank, 2000-Present; Vice President, Director of Mutual Fund Services, M&T Securities, since January 2006. Previous Positions: President, Keystone Brokerage.
Philip Carbone 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: July 27, 1954 VICE PRESIDENT Began serving: September 2003	Principal Occupation: Vice President, Director of Distribution for Proprietary Products, M&T Securities, since 2003; Manager, Vision Shareholder Services and Discount Brokerage, 1998-2002.

December 31, 2007  /  MTB Group of Funds — ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	33

Name Address Birth Date Positions Held with Trust	Principal Occupation(s) and Previous Positions
Michael D. Daniels 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: October 26, 1967 CHIEF OPERATING OFFICER Began serving: June 2007

Principal Occupation: Chief Operating Officer, MTB Funds; Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA from 2006 to 2007; Vice President, Calamos Asset Management from 2004 to 2006; Vice President, JP Morgan Chase Bank from 2002 to 2004.

Jeffrey M. Seling 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: September 20, 1970 VICE PRESIDENT Began serving: June 2007	Principal Occupation: Vice President, M&T Bank Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.
Bradley J. Swenson 1290 Broadway, Suite 1100 Denver, CO 80203 Birth date: November 11, 1972 AML COMPLIANCE OFFICER Began serving: September 2007	Principal Occupation: Chief Compliance Officer, ALPS Distributors, Inc. Previous Positions: Senior Audit Manager, Janus Capital Group, Inc.
Guy Nordahl 200 Park Avenue, 55th Floor New York, NY 10166 Birth date: August 27, 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing.
Lisa Grosswirth 101 Barclay, 13E New York, NY 10286 Birth date: July 12, 1963 SECRETARY Began serving: September 2007	Principal Occupation: Assistant Vice President, BNY Mellon Asset Servicing since 2004. Previous Positions: Supervisory Paralegal, The Dreyfus Corporation, 1998 through 2004.
Richard Berthy Two Portland Square, 1st Floor Portland, ME 04101 Birth date: October 23, 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Administrative Officer and Partner, Foreside Financial
Group, LLC.

Previous Positions: President and Secretary, Bainbridge Capital Management, LLC from June 2004 to June 2006, Vice President, Bainbridge Capital Management from
August 2002 to May 2004.

Thomas R. Rus 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: October 11, 1959 CHIEF COMPLIANCE OFFICER Began serving: September 2004

Principal Occupation: Chief Compliance Officer, MTB Group of Funds, MTB Investment Advisors, Inc. and Zirkin-Cutler Investments, Inc.

Previous Positions: Vice President and Associate Counsel, M&T Bank, 2003-2004; Vice President and Trust Counsel, AllFirst Financial, Inc., 1995-2003.

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2007

34	BOARD REVIEW OF ADVISORY CONTRACTS

BOARD REVIEW OF ADVISORY CONTRACTS

The Funds’ Board reviewed the Funds’ investment advisory and sub- advisory contracts at meetings held in September 2007. The Board’s decision to approve or disapprove these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements and/or approve new arrangements. The Board was assisted in its deliberations by the advice of independent legal counsel.

The Board’s decision to continue the existing arrangements and/or approve new arrangements was based on its consideration of numerous factors, no single one of which was determinative. Such factors included the following: the nature, extent and quality of the services rendered to the Fund; the distinct investment objective and policies of the Fund; the history, organizational structure, financial condition and reputation of each advisor, and the qualification and background of each advisor’s personnel; the practices and policies of each advisor with respect to selecting brokers and executing trades; each advisor’s compliance program; relevant regulatory, compliance or litigation matters; each advisor’s business continuity program; the short- and long-term investment performance record of each advisor and the Fund both on a gross basis and net of expenses; the reasonableness of the fees to be paid to and the profits to be realized by each advisor (including any benefits to be received by such advisor or its affiliates in connection with soft dollar arrangements); whether the fees to be paid to the each advisor were competitive with the fees they charge other clients that are similarly managed; how competitive forces in the market impacted the ability to secure the services of advisors and negotiate fees; the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale; and other factors deemed relevant.

Because of the inherent differences between mutual funds and other types of clients (e.g., pension funds and other institutional accounts), the Board did not consider the latter fees and expenses to be particularly relevant in its evaluation. Instead, with respect to the Fund’s performance and expenses, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful and relevant, given the high degree of competition in the mutual fund business. The range of their fees and expenses appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund’s ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Advisor and each sub-advisor is executing the Fund’s investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Advisor’s and each sub-advisor’s investment management services were such as to warrant continuation of the advisory and sub-advisory contracts.

The Board also reviewed each Fund’s performance relative to the Fund’s then-current benchmarks. In addition, the Board also reviewed each Fund’s expenses and advisory fee, before and after waivers, as compared to the median expenses of various relevant fund peer groups for the year ended June 30, 2007.

The Board also received financial information about the Advisor, including reports on the compensation and benefits the Advisor derived from its relationships with the Funds. These reports covered not only the fees under the advisory contract, but also fees received by the Advisor and its affiliates for providing other services to the Funds under separate contracts (e.g., for serving as the Funds’ co- administrator). The reports also discussed any indirect benefit the Advisor may derive from its receipt of research services from brokers who execute Fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a Fund to be competitive in the marketplace, the Advisor and its affiliates frequently waive fees and/or reimburse expenses and have indicated to the Board their intention to do so in the future, where appropriate. The Board also received financial information about each sub-advisor, as well as reports that discussed any indirect benefit such sub-advisors may derive from its receipt of research services from brokers who execute Fund trades.

The Advisor and each sub-advisor furnished reports that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis. The allocation reports were considered in the analysis by the Board but were determined to be of limited use because of the inherent difficulties in allocating costs and the lack of industry consensus or guidance on how to allocate those costs.

The Board also reviewed profitability information for the Advisor and each sub-advisor, noting the limited availability of comparative information, and concluded that the Advisor’s and each sub-advisor’s profit margins did not appear to be excessive.

The Advisor also provided information regarding the notion of possible realization of “economies of scale” as a Fund grows larger. The Board considered in this regard that the Advisor has made significant additional investments in the portfolio management efforts supporting all of the Funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring Fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Advisor did not recommend, and the Board did not request, institution of breakpoints in pricing the Fund’s advisory services at this time.

The Board based its decision to approve the advisory and sub-advisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board’s decision to approve the contracts reflects its determination that the Advisor’s and each sub-advisor’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

December 31, 2007  /  MTB Group of Funds — ANNUAL REPORT

35

Variable investment options are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on “Form N-PX” of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through MTB Fund’s website. Go to www.mtbfunds.com; select “Proxy Voting Record” to access the link to Form N-PX. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their Portfolio holdings, as of the close of the first and third quarters of their fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. (call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2007

36

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MTB Group of Funds — ANNUAL REPORT  /  December 31, 2007

Investment Advisor

MTB Investment Advisors, Inc.

100 E. Pratt Street

17th Floor

Baltimore, MD 21202

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Co-Administrator

M&T Securities, Inc.

One M&T Plaza

Buffalo, NY 14203

Co-Administrator, Accountant & Custodian

The Bank of New York Mellon

101 Barclay Street

New York, NY 10286

Sub-Advisor to

MTB Large Cap Value Fund II

NWQ Investment Management Company LLC

2049 Century Park East

Los Angeles, CA 90067

Independent Registered Public

Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116-5072

We are pleased to send you this Annual Report of MTB Group of Funds. The Annual Report contains important information about your investments in MTB Group of Funds. Since we are required by law to send an Annual Report to each person listed as a shareholder, you (or your household) may receive more than one Annual Report.

1-800-836-2211  /  mtbvafunds.com

MTB FUNDS

100 EAST PRATT STREET, 15TH FLOOR

BALTIMORE, MD 21202

MTB-AR-008-0208

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f) (3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that each member of the Board’s Audit Committee is an “audit committee financial expert,” and that each such member is “independent,” for purposes of this Item. The Audit Committee consists of the following Board members: Joseph J. Castiglia, William H. Cowie, Jr., John S. Cramer, and Richard B. Seidel.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2007—$493,700

Fiscal year ended 2006—$476,500

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2007—$0

Fiscal year ended 2006—$0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $11,000 respectively. Fiscal year end 2006—Issuance of consents in relation to form N-1A and N-14 filings.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2007—$0

Fiscal year ended 2006—$0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2007—$35,624

Fiscal year ended 2006—$0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e) (1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre- approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its

Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e) (2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph(c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4 (b)

Fiscal year ended 2007—0%

Fiscal year ended 2006—0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4 (c)

Fiscal year ended 2007—0%

Fiscal year ended 2006—0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4 (d)

Fiscal year ended 2007—0%

Fiscal year ended 2006—0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2007—$0

Fiscal year ended 2006—$0

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No changes to report.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Not applicable.

(a) (2) Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto.

(a) (3) Not applicable.

(b) Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MTB Group of Funds

By:	/s/ Richard J. Berthy
Name:	Richard J. Berthy
Title:	Principal Executive Officer

Date:	February 29, 2008

By:	/s/ Guy Nordahl
Name:	Guy Nordahl
Title:	Principal Financial Officer

Date:	February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Richard J. Berthy
Name:	Richard J. Berthy
Title:	Principal Executive Officer

Date:	February 29, 2008

By:	/s/ Guy Nordahl
Name:	Guy Nordahl
Title:	Principal Financial Officer

Date:	February 29, 2008